Statement of Additional Information

Federated Stock Trust

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for Federated Stock Trust (Fund), dated December 31, 1999.

Obtain the prospectus and the Annual Report's Management Discussion & Analysis without charge by calling 1-800-341-7400.

December 31, 1999
(REVISED MARCH 28, 2000)

                              Contents
                              How is the Fund Organized?
                              Securities in Which the Fund Invests
                              What do Shares Cost?
                              How is the Fund Sold?
                              Subaccounting Services
                              Redemption in Kind
                              Massachusetts Partnership Law
                              Account and Share Information
                              Tax Information
                              Who Manages and Provides Services to the Fund? How Does the Fund Measure Performance?
                              Who is Federated Investors, Inc.?
                              Addresses
Cusip 313900102

8120102B (3/00)



How is the Fund Organized?

The Fund is a diversified open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on December 30, 1981. The Fund's investment adviser is Federated Investment Management Company (Adviser).

Effective March 31, 1999, Federated Management, former Adviser to the Fund, became Federated Investment Management Company (formerly, Federated Advisers).

Securities in Which the Fund Invests

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective.

SECURITIES DESCRIPTIONS AND TECHNIQUES

Equity Securities

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Fund may invest.

  Common Stocks

  Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

  Preferred Stocks

  Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed income security.

  Real Estate Investment Trusts (REITs)

  REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

  Warrants

  Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

Fixed Income Securities

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Fund may invest.

  Treasury Securities

  Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

  Agency Securities

  Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

  The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.

Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses.
  Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

  In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Commercial Paper

     Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

     Demand Instruments

     Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

  Zero Coupon Securities

  Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

  There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

  Bank Instruments

  Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

AMERICAN DEPOSITARY RECEIPTS

American Depositary Receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the U.S. rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. Moreover, the Fund invests primarily in the ADRs of companies with significant operations within the U.S.

Foreign Securities

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

 . it is organized under the laws of, or has a principal office located in, another country;

 .  the principal trading market for its securities is in another country; or

 . it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing.

  Depositary Receipts

  Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Special Transactions

  Repurchase Agreements

  Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

  The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

  Repurchase agreements are subject to credit risks.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.

  Delayed Delivery Transactions

  Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Inter-fund Borrowing and Lending Arrangements

The SEC has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. ("Federated funds") to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending funds, and an inter-fund loan is only made if it benefits each participating fund. Federated administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from "failed" trades. All inter-fund loans must be repaid in seven days or less. The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending fund than market-competitive rates on overnight repurchase agreements (the "Repo Rate") and more attractive to the borrowing fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (the "Bank Loan Rate"), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

INVESTMENT RISKS
There are many factors which may affect an investment in the Fund. The Fund's principal risks are described in its prospectus. Additional risk factors are outlined below.

EQUITY SECURITIES INVESTMENT RISKS

Liquidity Risks

 . Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

 . Liquidity risk also refers to the possibility that the Fund may not be able to sell a security when it wants to. If this happens, the Fund will be required to continue to hold the security, and the Fund could incur losses.

Risks Related to Company Size

 . Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

 . Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

FIXED INCOME SECURITIES INVESTMENT RISKS

Interest Rate Risks

 . Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

 . Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risks

 . Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

 . Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

 . Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

 . Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Call Risks

 . Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

 . If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Liquidity Risks

 . Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

 . These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

 . Liquidity risk also refers to the possibility that the Fund may not be able to sell a security when it wants to. If this happens, the Fund will be required to continue to hold the security, and the Fund could incur losses.

Risks Associated with Noninvestment Grade Securities

 . Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

FUNDAMENTAL INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide growth of income and capital. The investment objective may not be changed by the Fund's Trustees without shareholder approval.

INVESTMENT LIMITATIONS

Diversification

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act.

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.

Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending

          The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Concentration

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. Government securities and municipal securities will not be deemed to constitute an industry. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute `concentration.'

The above limitations cannot be changed by the Board of Trustees (Board) unless authorized by the "vote of a majority of its outstanding voting securities," as defined by the Investment Company Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Purchases on Margin

          The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Investing in Other Investment Companies

          The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.

Pledging Assets

          The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Illiquid Securities

          The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

Restricted Securities

The Trust may invest in restricted securities. Restricted securities are any securities in which the Trust may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Trust will limit their purchase, together with other illiquid securities, to 15% of its net assets.

Except with respect to borrowing money, if any of the percentage limitations set forth are adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction nor will the Fund be required to make any changes in its portfolio holdings.

DETERMINING MARKET VALUE OF SECURITIES
Market values of the Fund's portfolio securities are determined as follows:

 . for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

 . in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

 . for fixed income securities, at the last sale price on a national securities exchange, if available, otherwise, as determined by an independent pricing service;

 . for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, except that short-term obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost or at fair market value as determined in good faith by the Board; and

 . for all other securities at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

What Do Shares Cost?

The Fund's net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of the Fund.

How is the Fund Sold?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

SHAREHOLDER SERVICES

The Fund may pay Federated Shareholder Services Company, a subsidiary of Federated Investors, Inc. (Federated), for providing shareholder services and maintaining shareholder accounts. Federated Shareholder Services Company may select others to perform these services for their customers and may pay them fees.

Exchanging Securities for Shares

You may contact the Distributor to request a purchase of Shares in exchange for securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.

Subaccounting Services

Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Fund. To protect its shareholders, the Fund has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Fund.

In the unlikely event a shareholder is held personally liable for the Fund's obligations, the Fund is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Fund will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Fund. Therefore, financial loss resulting from liability as a shareholder will occur only if the Fund itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Account and Share Information

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Fund have equal voting rights.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Fund's outstanding shares.

As of December 3, 1999, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares: Charles Schwab & Co., Inc., San Francisco, CA, owned approximately 2,762,441 Shares (5.81%) and National Financial Services (for the exclusive benefit of its customers), New York, NY, owned approximately 6,185,333 Shares (13.02%).

Tax Information

FEDERAL INCOME TAX

The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will pay federal income tax.

FOREIGN INVESTMENTS

If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the coupon income generated by the portfolio, whereas tax-basis income includes gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to Federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund intends to qualify for certain Code stipulations that would allow shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Who Manages and Provides Services to the Fund?

BOARD OF TRUSTEES

The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. Information about each Board member is provided below and includes each person's: name, address, birth date, present position(s) held with the Fund's, principal occupations for the past five years and positions held prior to the past five years, total compensation received as a Trustee from the Fund for its most recent fiscal year, and the total compensation received from the Federated Fund Complex for the most recent calendar year. The Federated Fund Complex is comprised of 54 investment companies, whose investment advisers are affiliated with the Fund's Adviser.

As of December 3, 1999, the Fund's Board and Officers as a group owned less than 1% of the Fund's outstanding Shares.


Name
Birth
Date

Address

Position With Fund                                              Principal
Occupations

                                                                   for Past Five

Years


John F. Donahue*+#                      Chief Executive Officer and Director or
Trustee
Birth Date: July 28, 1924               of the Federated Fund Complex, Chairman and
Director,
Federated Investors Tower               Federated Investors, Inc.; Chairman and
Trustee,
1001 Liberty Avenue                     Federated Investment Management Company;
Chairman
Pittsburgh, PA                          and Director, Federated Investment Counseling
and
CHAIRMAN AND TRUSTEE                    Federated Global Investment Management
Corp.;
                                        Chairman, Passport Research,
Ltd.


Thomas G. Bigley                        Director or Trustee of the Federated Fund
Complex; Director, Member
Birth Date: February 3, 1934            of Executive Committee, Children's Hospital
of Pittsburgh; Director,
15 Old Timber Trail                     Robroy Industries, Inc. (coated steel
conduits/computer storage
Pittsburgh, PA                          equipment); formerly: Senior Partner, Ernst &
Young LLP; Director,
TRUSTEE                                 MED 3000 Group, Inc. (physician practice
management); Director,
                                        Member of Executive Committee, University of
Pittsburgh.


John T. Conroy, Jr.                     Director or Trustee of the Federated Fund
Complex; President,
Birth Date: June 23, 1937               Investment Properties Corporation; Senior
Vice President, John R.
Grubb & Ellis/Investment                Wood and Associates, Inc., Realtors; Partner
or Trustee in private
 Properties Corporation                 real estate ventures in Southwest Florida;
formerly: President,
3201 Tamiami Trail North                Naples Property Management, Inc. and
Northgate Village Development
Naples, FL
Corporation.

TRUSTEE

Nicholas P. Constantakis                Director or Trustee of the Federated Fund
Complex; Director, Michael
Birth Date: September 3, 1939           Baker Corporation (engineering, construction,
operations and
175 Woodshire Drive                     technical services); formerly: Partner,
Andersen Worldwide SC.
Pittsburgh,
PA
TRUSTEE

John F. Cunningham                      Director or Trustee of some of the Federated
Fund Complex; Chairman,
Birth Date: March 5, 1943               President and Chief Executive Officer,
Cunningham & Co., Inc.
353 El Brillo Way                       (strategic business consulting) ; Trustee
Associate, Boston College;
Palm Beach, FL                          Director, Iperia Corp.
(communications/software); formerly: Director,
TRUSTEE Redgate Communications and EMC Corporation (computer storage systems).

                                        Previous Positions: Chairman of the Board and
Chief Executive

                                        Officer, Computer Consoles, Inc.; President
and Chief Operating

                                        Officer, Wang Laboratories; Director, First
National Bank of Boston;
                                        Director, Apollo Computer,
Inc.


Lawrence D. Ellis, M.D.*                Director or Trustee of the Federated Fund
Complex; Professor of
Birth Date: October 11, 1932            Medicine, University of Pittsburgh; Medical
Director, University of
3471 Fifth Avenue                       Pittsburgh Medical Center - Downtown;
Hematologist, Oncologist, and
Suite 1111                              Internist, University of Pittsburgh Medical
Center; Member, National
Pittsburgh, PA                          Board of Trustees, Leukemia Society of
America.
TRUSTEE

Peter E. Madden                         Director or Trustee of the Federated Fund
Complex; formerly:
Birth Date: March 16, 1942              Representative, Commonwealth of Massachusetts
General Court;
One Royal Palm Way                      President, State Street Bank and Trust
Company and State Street
100 Royal Palm Way
Corporation.
Palm Beach,
FL

TRUSTEE                                 Previous Positions: Director, VISA USA and
VISA International;
                                        Chairman and Director, Massachusetts Bankers
Association; Director,
                                        Depository Trust Corporation; Director, The
Boston Stock Exchange.


Charles F. Mansfield, Jr.               Director or Trustee of some of the Federated
Fund Complex; Executive

Birth Date: April 10, 1945              Vice President, Legal and External Affairs,
Dugan Valva Contess, Inc.
80 South Road                           (marketing, communications, technology and
consulting).; formerly
Westhampton Beach, NY                   Management
Consultant.
TRUSTEE

                                        Previous Positions: Chief Executive Officer,
PBTC International Bank;
                                        Partner, Arthur Young & Company (now Ernst &
Young LLP); Chief

                                        Financial Officer of Retail Banking Sector,
Chase Manhattan Bank;
                                        Senior Vice President, Marine Midland Bank;
Vice President, Citibank;
                                        Assistant Professor of Banking and Finance,
Frank G. Zarb School of

                                        Business, Hofstra

University.


John E. Murray, Jr., J.D., S.J.D.#      Director or Trustee of the Federated Fund
Complex; President, Law

Birth Date: December 20, 1932           Professor, Duquesne University; Consulting
Partner, Mollica & Murray;
President, Duquesne University          Director, Michael Baker Corp. (engineering,
construction, operations
Pittsburgh, PA                          and technical
services).

TRUSTEE                                 Previous Positions: Dean and Professor of
Law, University of
                                        Pittsburgh School of Law; Dean and Professor
of Law, Villanova

                                        University School of

Law.


Marjorie P. Smuts                       Director or Trustee of the Federated Fund
Complex; Public
Birth Date: June 21, 1935               Relations/Marketing/Conference
Planning.
4905 Bayard
Street

Pittsburgh, PA                          Previous Positions: National Spokesperson,
Aluminum Company of
TRUSTEE                                 America; television producer; business
owner.


John S. Walsh                           Director or Trustee of some of the Federated
Fund Complex; President

Birth Date: November 28, 1957           and Director, Heat Wagon, Inc. (manufacturer
of construction
2007 Sherwood Drive                     temporary heaters); President and Director,
Manufacturers Products,
Valparaiso, IN                          Inc. (distributor of portable construction
heaters); President,
TRUSTEE                                 Portable Heater Parts, a division of
Manufacturers Products, Inc.;
                                        Director, Walsh & Kelly, Inc. (heavy highway
contractor); formerly:
                                        Vice President, Walsh & Kelly,
Inc.

Glen R. Johnson                         Staff member, Federated Securities
Corp.
Birth Date: May 2,
1929
Federated Investors
Tower
1001 Liberty
Avenue
Pittsburgh,
PA
PRESIDENT

J. Christopher Donahue+*                President or Executive Vice President of the
Federated Fund Complex;
 Birth Date: April 11, 1949             Director or Trustee of some of the Funds in
the Federated Fund
Federated Investors Tower               Complex; President, Chief Executive Officer
and Director, Federated
1001 Liberty Avenue                     Investors, Inc.; President and Trustee,
Federated Investment
Pittsburgh, PA                          Management Company; President and Trustee,
Federated Investment
EXECUTIVE VICE PRESIDENT AND TRUSTEE    Counseling; President and Director, Federated
Global Investment
                                        Management Corp.; President, Passport
Research, Ltd.; Trustee,
                                        Federated Shareholder Services Company;
Director, Federated Services

Company.


Edward C. Gonzales                      Trustee or Director of some of the Funds in
the Federated Fund
Birth Date: October 22, 1930            Complex; President, Executive Vice President
and Treasurer of some of
Federated Investors Tower               the Funds in the Federated Fund Complex; Vice
Chairman, Federated
1001 Liberty Avenue                     Investors, Inc.; Vice President, Federated
Investment Management
Pittsburgh, PA                          Company  and Federated Investment Counseling,
Federated Global
EXECUTIVE VICE PRESIDENT                Investment Management Corp. and Passport
Research, Ltd.; Executive
                                        Vice President and Director, Federated
Securities Corp.; Trustee,
                                        Federated Shareholder Services

Company.


John W. McGonigle                       Executive Vice President and Secretary of the
Federated Fund Complex;
Birth Date: October 26, 1938            Executive Vice President, Secretary and
Director, Federated
Federated Investors Tower               Investors, Inc.; Trustee, Federated
Investment Management Company and
1001 Liberty Avenue                     Federated Investment Counseling; Director,
Federated Global
Pittsburgh, PA                          Investment Management Corp, Federated
Services Company and  Federated
EXECUTIVE VICE PRESIDENT and            Securities
Corp.

SECRETARY

Richard J. Thomas                       Treasurer of the Federated Fund Complex; Vice
President - Funds
Birth Date: June 17, 1954               Financial Services Division, Federated
Investors, Inc.; formerly:
Federated Investors Tower various management positions within Funds Financial
Services Division 1001 Liberty Avenue of Federated Investors, Inc.

Pittsburgh,
PA
TREASURER

Richard B. Fisher                       President or Vice President of some of the
Funds in the Federated
Birth Date: May 17, 1923                Fund Complex; Director or Trustee of some of
the Funds in the
Federated Investors Tower               Federated Fund Complex; Executive Vice
President, Federated
1001 Liberty Avenue                     Investors, Inc.; Chairman and Director,
Federated Securities Corp.
Pittsburgh,
PA
VICE

PRESIDENT

J. Thomas Madden                        Chief Investment Officer of this Fund and
various other Funds in the
Birth Date: October 22, 1945            Federated Fund Complex; Executive Vice
President, Federated
Federated Investors Tower               Investment Counseling, Federated Global
Investment Management Corp.,
1001 Liberty Avenue                     Federated Investment Management Company and
Passport Research, Ltd.;
Pittsburgh, PA                          Vice President, Federated Investors, Inc.;
formerly: Executive Vice
CHIEF INVESTMENT OFFICER                President and Senior Vice President,
Federated Investment Counseling
                                        Institutional Portfolio Management Services
Division; Senior Vice

                                        President, Federated Investment Management
Company and Passport

                                        Research,
Ltd.


Michael P. Donnelly                     Michael P. Donnelly has been the Fund's
Portfolio Manager since
Birth Date: November 26, 1961           November 1997.  He is Vice President of the
Fund.   Mr. Donnelly
Federated Investors Tower               joined Federated in 1989 as an Investment
Analyst.  He served as a
1001 Liberty Avenue                     Portfolio Manager from 1994 to 1998 and
became a Senior Portfolio
Pittsburgh, PA                          Manager in 1998.  He was a Vice President of
the Fund's Adviser from
VICE PRESIDENT                          1994 to 1999.  In May 1999, Mr. Donnelly
became a Senior Vice
                                        President of the Fund's Adviser.   Mr.
Donnelly is a Chartered

                                        Financial Analyst and received his
M.B.A.

from the University of

Virginia.

Name                                       Aggregate                  Total
Birth Date                                Compensation             Compensation
Address                                    From Fund              From the Fund
Position With Fund                                               and Fund Complex

John F. Donahue*+#                           $       0          $0 for the
Birth Date: July 28, 1924                                       Fund and
Federated Investors Tower                                       54 other investment
companies
1001 Liberty Avenue                                             in the Fund Complex
Pittsburgh, PA

CHAIRMAN AND TRUSTEE


Thomas G. Bigley                             $1,925.13          $113,860.22 for the
Birth Date: February 3, 1934                                    Fund and
15 Old Timber Trail                                             54 other investment
companies
Pittsburgh, PA                                                  in the Fund Complex
TRUSTEE


John T. Conroy, Jr.                          $1,925.13          $125,264.48 for the
Birth Date: June 23, 1937                                       Fund and
Grubb & Ellis/Investment                                        54 other investment
companies
 Properties Corporation                                         in the Fund Complex
3201 Tamiami Trail North

Naples, FL

TRUSTEE

Nicholas P. Constantakis                     $1,925.13          $47,958.02 for the
Birth Date: September 3, 1939                                   Fund and
175 Woodshire Drive                                             29 other investment
companies
Pittsburgh, PA                                                  in the Fund Complex
TRUSTEE


John F. Cunningham                           $1,439.67          $0 for the
Birth Date: March 5, 1943                                       Fund and
353 El Brillo Way                                               46  other investment
companies
Palm Beach, FL                                                  in the Fund Complex
TRUSTEE


Lawrence D. Ellis, M.D.*                     $1,925.13          $113,860.22 for the
Birth Date: October 11, 1932                                    Fund and
3471 Fifth Avenue                                               54 other investment
companies
Suite 1111                                                      in the Fund Complex
Pittsburgh, PA

TRUSTEE

Peter E. Madden                              $1,758.13          $113,860.22 for the
Birth Date: March 16, 1942                                      Fund and
One Royal Palm Way                                              54 other investment
companies
100 Royal Palm Way                                              in the Fund Complex
Palm Beach, FL

TRUSTEE

Charles F. Mansfield, Jr.                    $       0          $0 for the Fund and
Birth Date: April 10, 1945                                      50  other investment
companies
80 South Road                                                   in the Fund Complex
Westhampton Beach, NY

TRUSTEE

John E. Murray, Jr., J.D., S.J.D.#           $2,069.32          $113,860.22 for the
Birth Date: December 20, 1932                                   Fund and
President, Duquesne University                                  54 other investment
companies
Pittsburgh, PA                                                  in the Fund Complex

TRUSTEE

Marjorie P. Smuts                            $1,925.13          $113,860.22 for the
Birth Date: June 21, 1935                                       Fund and
4905 Bayard Street                                              54 other investment
companies
Pittsburgh, PA                                                  in the Fund Complex
TRUSTEE


John S. Walsh                                $  509.72          $0 for the
Birth Date: November 28, 1957                                   Fund and
2007 Sherwood Drive                                             48 other investment
companies
Valparaiso, IN                                                  in the Fund Complex
TRUSTEE


Glen R. Johnson                              $       0          $0 for the
Birth Date: May 2, 1929                                         Fund and
Federated Investors Tower                                       8 other investment
companies
1001 Liberty Avenue                                             in the Fund Complex
Pittsburgh, PA

PRESIDENT

J. Christopher Donahue+*                     $       0          $0 for the
 Birth Date: April 11, 1949                                     Fund and
Federated Investors Tower                                       16 other investment
companies
1001 Liberty Avenue                                             in the Fund Complex
Pittsburgh, PA

EXECUTIVE VICE PRESIDENT
AND TRUSTEE

Edward C. Gonzales                           $      0           $0 for
the
 Birth Date: October 22, 1930                                   Fund
and
Federated Investors Tower                                       1 other investment
company
1001 Liberty Avenue                                             in the Fund
Complex
Pittsburgh, PA

EXECUTIVE VICE PRESIDENT


John W. McGonigle                            $      0           $0 for
the
Birth Date: October 26, 1938                                    Fund
and
Federated Investors Tower                                       54 other investment
company
1001 Liberty Avenue                                             in the Fund
Complex
Pittsburgh, PA
EXECUTIVE VICE PRESIDENT and
SECRETARY

Richard J. Thomas                            $      0           $0 for
the
Birth Date: June 17, 1954                                       Fund
and
Federated Investors Tower                                       54 other investment
company
1001 Liberty Avenue                                             in the Fund
Complex
Pittsburgh, PA

TREASURER

Richard B. Fisher                            $      0           $0 for
the
Birth Date: May 17, 1923                                        Fund
and
Federated Investors Tower                                       6 other investment
company
1001 Liberty Avenue                                             in the Fund
Complex
Pittsburgh, PA

VICE PRESIDENT


J. Thomas Madden                             $      0           $0 for
the
Birth Date: October 22, 1945                                    Fund
and
Federated Investors Tower                                       12 other investment
company
1001 Liberty Avenue                                             in the Fund
Complex
Pittsburgh, PA

CHIEF INVESTMENT OFFICER


Michael P. Donnelly                          $      0           $0 for
the
Birth Date: November 26, 1961                                   Fund
and
Federated Investors Tower                                       1 other investment
company
1001 Liberty Avenue                                             in the Fund
Complex
Pittsburgh, PA

VICE PRESIDENT

* An asterisk denotes a TRUSTEE who is deemed to be an interested person as defined in the Investment Company Act of 1940.

# A pound sign denotes a Member of the Board's Executive Committee, which handles the Board's responsibilities between its meetings.

+ Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Fund.

++Mr. Cunningham became of member of the Board of Trustees on January 1, 1999.
  Messrs. Mansfield and Walsh became members of the Board of Trustees on November 17,1999, respectively. They did not earn any fees for serving the Fund Complex since these fees are reported as of the end of the last calendar year.

INVESTMENT ADVISER

The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Fund or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Fund.

The Adviser must waive the portion of its advisory fee that increases the Fund's aggregate annual operating expenses above 1.00% of its average daily net assets. The Fund's operating expenses include the advisory fee but exclude interest, taxes, brokerage commissions, expenses of registering the Fund and its shares under federal and state laws, expenses of withholding taxes, and extraordinary expenses.

Other Related Services

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, they also contain significant safegaurds designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

Research Services

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

For funds that paid directed brokerage commissions, insert the following paragraph. For the fiscal year ended, October 31, 1999, the Fund's Adviser directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $576,787,866.19 for which the Fund paid $912,514.76 in brokerage commissions.

If fund owns any securities of its regular broker/dealers or their parents (top 10 broker/dealers used by fund to purchase portfolio securities - see Rule 10b-1), this information can be obtained from N-SAR and should be disclosed as follows: On October 31, 1999 [date of fiscal year-end] , the Fund owned securities of the following regular broker/dealers: Bear Stearns & Cos., Inc. $18,734,000 and Morgan Stanley, Dean Witter & Co. $24,820,000. [identify issuer name and aggregate dollar amount of debt and equity securities held by Fund].


Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

ADMINISTRATOR

Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of all Federated Funds as specified below:


Maximum Administrative Fee                        Average Aggregate Daily Net Assets
of the Federated Funds
0.150 of 1%                                       on the first $250 million
0.125 of 1%                                       on the next $250 million
0.100 of 1%                                       on the next $250 million
0.075 of 1%                                       on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN

State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT Auditors

The independent auditor for the Fund, Deloitte & Touche LLP, plans and performs its audit so that it may provide an opinion as to whether the Fund's financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUND FOR SERVICES



For the Year Ended October 31
                                             1999

1998                           1997
Advisory Fee Earned                            $10,913,624
$9,348,739                     $7,175,722
Advisory Fee Reduction                         $         0
$        0                     $        0
Brokerage Commissions                          $    58,562
$1,417,358                     $1,735,722
Administrative Fee                             $ 1,244,700
$1,033,896                     $  766,339
Shareholder Services Fee                       $
4,126,988                              NA                             NA

If the Fund's expenses are capped at a particular level, the cap does not include reimbursement to the Fund of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities.

How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the Securities and Exchange Commission's (SEC) standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

Average Annual Total Returns and Yield

Total returns are given for the one-year, five-year, and ten-year periods ended October 31, 1999.

Yield is given for the 30-day period ended October 31, 1999.


                          30-Day Period              1 Year                5
Years            10 Years
Fund

Total Return              NA                          11.03%
20.55%              15.15%
Yield                     1.08%                       NA
NA                  NA

TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

YIELD

The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

PERFORMANCE COMPARISONS
Advertising and sales literature may include:

 . references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

 . charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

 . discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and

 . information about the mutual fund industry from sources such as the Investment Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

 . Lipper Analytical Services, Inc. Ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time.

 . Dow Jones Industrial Average (DJIA) Represents share prices of selected blue-chip corporations. The DJIA indicates daily changes in the average price of stocks these corporations. Because it represents the top corporations of America, the DJIA's index movements are leading economic indicators for the stock market as a whole.

 . Standard & Poor's Daily Stock Price Index Of 500 Common Stocks (S&P 500) A composite index of common stocks in industry, transportation, and financial and public utility companies. Can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the S&P's index assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in S&P figures.

 . Morningstar, Inc. An independent rating service, is the publisher of the bi-
   Weekly Mutual Fund Values, which rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars and ratings are effective for two weeks.

Who is Federated Investors, Inc.?

Federated is dedicated to meeting investor needs by making structured, straightforward and consistent investment decisions. Federated investment products have a history of competitive performance and have gained the confidence of thousands of financial institutions and individual investors.

Federated's disciplined investment selection process is rooted in sound methodologies backed by fundamental and technical research. At Federated, success in investment management does not depend solely on the skill of a single portfolio manager. It is a fusion of individual talents and state-of-the-art industry tools and resources. Federated's investment process involves teams of portfolio managers and analysts, and investment decisions are executed by traders who are dedicated to specific market sectors and who handle trillions of dollars in annual trading volume.

Federated Funds Overview

Municipal Funds

In the municipal sector, as of December 31, 1998, Federated managed 10 bond funds with approximately $2.2 billion in assets and 23 money market funds with approximately $12.5 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities. The Funds may quote statistics from organizations including The Tax Foundation and the National Taxpayers Union regarding the tax obligations of Americans.

Equity Funds

In the equity sector, Federated has more than 28 years' experience. As of December 31, 1998, Federated managed 27 equity funds totaling approximately $14.9 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.

Corporate Bond Funds

In the corporate bond sector, as of December 31, 1998, Federated managed 9 money market funds and 15 bond funds with assets approximating $22.8 billion and $7.1 billion, respectively. Federated's corporate bond decision making--based on intensive, diligent credit analysis--is backed by over 26 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset backed securities market, a market totaling more than $209 billion.

Government Funds

In the government sector, as of December 31, 1998, Federated managed 9 mortgage backed, 5 government/agency and 19 government money market mutual funds, with assets approximating $5.3 billion, $1.8 billion and $41.6 billion, respectively. Federated trades approximately $425 million in U.S. government and mortgage backed securities daily and places approximately $25 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short- and intermediate-term government markets since 1982 and currently manages approximately $43.2 billion in government funds within these maturity ranges.

Money Market Funds

In the money market sector, Federated gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1998, Federated managed more than $76.7 billion in assets across 52 money market funds, including 19 government, 9 prime and 23 municipal with assets approximating $41.6 billion, $22.8 billion and $12.5 billion, respectively.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: U.S. equity and high yield - J. Thomas Madden; U.S. fixed income -William D. Dawson, III; and global equities and fixed income - Henry A. Frantzen. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.

Mutual Fund Market

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $5 trillion to the more than 7,300 funds available, according to the Investment Company Institute.

Federated Clients Overview

Federated distributes mutual funds through its subsidiaries for a variety of investment purposes. Specific markets include:

Institutional Clients

Federated meets the needs of approximately 900 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of purposes, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax exempt entities, foundations/endowments, insurance companies, and investment and financial advisers. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division, Federated Securities Corp.

Bank Marketing

Other institutional clients include more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated Funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

Broker/Dealers and Bank Broker/Dealer Subsidiaries

Federated Funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Sales Division, Federated Securities Corp.

Addresses

FEDERATED STOCK TRUST

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Distributor
Federated Securities Corp.
Federated Investors Tower

1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser

Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Custodian

State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Transfer Agent and Dividend Disbursing Agent
Federated Shareholder Services Company

P.O. Box 8600
Boston, MA 02266-8600

Independent Auditors
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116